Exhibit 99.2

Supplemental Information

March 31, 2009

Supplemental Information

Table of Contents

March 31, 2009

The information within refers to all Highwoods Properties’ wholly-owned entities, except pages 30 to 35, unless noted otherwise. Wholly-owned entities include properties classified as both continuing operations and discontinued operations.

All financial information contained in this document is unaudited. In addition, certain matters discussed in this supplemental, including estimates of net operating income, pre-leasing commitments and the cost, timing and stabilization of announced development projects, are forward-looking statements within the meaning of the federal securities laws. Although Highwoods believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from Highwoods’ current expectations include general economic conditions, local real estate conditions, the timely development and lease-up of properties, and other risks listed at the end of our first quarter earnings press release and detailed from time to time in the Company’s SEC reports. Highwoods assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

This supplemental also includes non-GAAP financial measures, such as Funds From Operations (FFO) and net operating income (NOI). Definitions of FFO and NOI and an explanation of management’s view of the usefulness and risks of FFO and NOI can be found toward the end of the first quarter earnings press release.

Highwoods Properties, Inc.	TOC	3/31/09

Summary

Amounts in thousands, except per share amounts

	Three Months Ended
	03/31/09	12/31/08	09/30/08	06/30/08	03/31/08
Shares and units:

Common shares outstanding at end of period	63,763	63,572	63,545	57,632	57,309
Common units outstanding at end of period	4,067	4,067	3,906	3,933	3,951
Weighted average common shares outstanding—basic	63,631	63,563	58,998	57,456	57,217
Weighted average common shares outstanding—diluted	67,705	67,568	63,228	61,822	61,416

Share price:

At end of period	$21.42	$27.36	$35.56	$31.42	$31.07
High close during period	26.17	34.29	37.94	37.38	32.34
Low close during period	16.57	15.59	29.88	31.42	26.67

Financial information:

Land sale gains, net of (impairments)	$—	$(1,565)	$1,727	$89	$—
Gains on for sale residential condominiums, net of partner’s interest	550	4,301	—	—	—
Lease termination income	1,138	216	436	26	1,900
Straight line rental income	1,534	701	967	1,892	2,404
Capitalized interest	1,504	1,399	2,106	2,221	2,585
Impairments on depreciable properties	—	(32,442)	—	—	—
Gains on sales of depreciable properties	92	6,685	3,155	5,045	3,726

Funds from operations per share - diluted	$0.70	$0.20	$0.71	$0.68	$0.71

Funds from operations per share - diluted, excluding certain items 1/	$0.70	$0.68	$0.71	$0.68	$0.71

Wholly - owned property information:

In-Service rentable square feet:
Office	19,594	19,556	19,416	19,416	19,565
Industrial	6,463	6,467	6,049	6,299	6,036
Retail	1,337	1,350	1,342	1,343	1,314

Total	27,394	27,373	26,807	27,058	26,915

In-Service occupancy:
Office	89.1%	90.2%	90.3%	90.8%	90.4%
Industrial	87.9%	92.6%	95.2%	91.4%	91.0%
Retail	93.2%	94.6%	93.6%	93.5%	92.9%

Total	89.0%	91.0%	91.6%	91.1%	90.7%

1/	Excludes impairments on depreciable assets and preferred stock redemption/repurchase charges.

Highwoods Properties, Inc.	i	3/31/09

Corporate Information

Board of Directors

Thomas W. Adler

Gene H. Anderson

Edward J. Fritsch

David J. Hartzell, Ph.D.

Lawrence S. Kaplan

Sherry A. Kellett

L. Glenn Orr Jr.

O. Temple Sloan Jr., Chairman

Corporate Officers

Edward J. Fritsch

President, Chief Executive Officer and Director

Michael E. Harris

Executive Vice President and Chief Operating Officer

Terry L. Stevens

Senior Vice President, Chief Financial Officer

Daniel L. Clemmens

Vice President, Chief Accounting Officer

S. Hugh Esleeck

Treasurer

Peter T. Jardine

Vice President, Corporate Marketing

Carman J. Liuzzo

Vice President, Investments

Art H. McCann

Chief Information Officer

Jeffrey D. Miller

Vice President, General Counsel and Secretary

Kevin E. Penn

Vice President, Strategy

Michael D. Starchville

Vice President, Asset Management

Tabitha N. Zane

Vice President, Investor Relations and Corporate Communications

Research Coverage

Citigroup Global Markets

Michael Bilerman - 212-816-1383

Credit Suisse - North America

Steve Benyik - 212-538-0239

Friedman, Billings, Ramsey & Co., Inc.

Wilkes Graham - 703-312-9737

Green Street Advisors

Cedric Lachance - 949-640-8780

Macquarie Research

Nick Pirsos - 212-231-2457

RW Baird

Chris Lucas - 703-821-5780

Stifel Nicolaus

John Guinee - 443-224-1307

Erin Aslakson - 443-224-1350

Wachovia Securities

Brendan Maiorana - 443-263-6516

Highwoods Properties, Inc.	ii	3/31/09

Corporate Information

Divisional Officers

Atlanta/Piedmont Triad

Gene H. Anderson - Senior Vice President

Atlanta, GA

James V. Bacchetta, Vice President

Piedmont Triad, NC

E. F. “Rick” Dehnert, Vice President

Orlando, FL

Steven J. Garrity, Vice President

Tampa, FL

Daniel E. Woodward, Vice President

Raleigh, NC

Thomas “Skip” Hill, Vice President

Richmond, VA

Paul W. Kreckman, Vice President

Nashville/Memphis/Greenville

W. Brian Reames - Senior Vice President

Nashville, TN and Greenville, SC

W. Brian Reames, Senior Vice President

Memphis, TN

Steven L. Guinn, Vice President

Kansas City, MO

Glenn E. Stephenson, Vice President

Corporate Headquarters

Highwoods Properties, Inc.

3100 Smoketree Court, Suite 600

Raleigh, NC 27604

919-872-4924

Stock Exchange

NYSE            Trading Symbol: HIW

Investor Relations Contact

Tabitha Zane

Vice President, Investor Relations and Corporate Communications

Phone:    919-431-1529

Fax:        919-431-1439

E-mail:   tabitha.zane@highwoods.com

Information Request

To request a standard Investor Relations package, Annual Report or to be added to our e-mail or fax list, please contact the Corporate Communications/IR Specialist at:

Phone: 919-431-1529

Email: HIW-IR@highwoods.com

The Company

Highwoods Properties, Inc., a member of the S&P MidCap 400 Index, is a fully integrated, self-administered and self-managed equity real estate investment trust (“REIT”) that provides leasing, management, development, construction and other customer-related services for its properties and for third parties. As of March 31, 2009, the Company owned or had an interest in 382 in-service office, industrial and retail properties encompassing approximately 35.4 million square feet. Highwoods also wholly-owned 580 acres of development land. Highwoods is based in Raleigh, North Carolina, and its properties and development land are located in Florida, Georgia, Iowa, Kansas, Maryland, Mississippi, Missouri, North Carolina, South Carolina, Tennessee, and Virginia. For more information about Highwoods Properties, please visit our website at www.highwoods.com.

Highwoods Properties, Inc.	iii	3/31/09

Consolidated Statements of Income

Amounts in thousands, except per share amounts

	Three Months Ended
	03/31/09	12/31/08	09/30/08	06/30/08	03/31/08
Rental and other revenues	$115,966	$117,098	$115,445	$115,010	$113,428

Operating expenses:
Rental property and other expenses	41,797	44,129	41,793	41,226	38,574
Depreciation and amortization	33,424	32,861	31,937	31,216	30,748
Impairment of assets held for use	—	32,846	—	—	—
General and administrative	8,315	8,681	8,885	10,766	9,711

Total operating expenses	83,536	118,517	82,615	83,208	79,033

Interest expense:
Contractual	20,579	23,055	22,995	23,345	23,463
Amortization of deferred financing costs	662	678	714	686	638
Financing obligations	735	631	783	764	740

	21,976	24,364	24,492	24,795	24,841

Other income:
Interest and other income	1,007	419	1,017	1,601	795

	1,007	419	1,017	1,601	795

Income/(loss) before disposition of property and condominiums and equity in earnings of unconsolidated affiliates	11,461	(25,364)	9,355	8,608	10,349

Net gains/(losses) on disposition of property	19	(1,071)	1,745	107	—
Gains on for sale residential condominiums 1/	347	5,617	—	—	—
Equity in earnings of unconsolidated affiliates	1,300	1,155	1,214	1,520	1,989

Income/(loss) from continuing operations	13,127	(19,663)	12,314	10,235	12,338
Discontinued operations:
Income from discontinued operations	—	207	273	751	670
Net gains on sales of discontinued operations	73	6,595	3,137	5,027	3,726

	73	6,802	3,410	5,778	4,396

Net income/(loss)	13,200	(12,861)	15,724	16,013	16,734
Net income attributable to noncontrolling interest in the Operating Partnership	(694)	967	(812)	(839)	(893)
Net income attributable to noncontrolling interest in consolidated affiliates	(18)	(1,451)	(201)	(191)	(198)
Dividends on preferred stock	(1,677)	(1,677)	(2,451)	(2,838)	(2,838)
Excess of preferred stock redemption cost over carrying value	—	—	(108)	—	—

Net income/(loss) available for common stockholders	$10,811	$(15,022)	$12,152	$12,145	$12,805

Earnings per common share - diluted:
Income/(loss) from continuing operations available for common stockholders	$0.17	$(0.34)	$0.15	$0.12	$0.15
Income from discontinued operations available for common stockholders	—	0.10	0.06	0.09	0.07

Net income/(loss) available for common stockholders	$0.17	$(0.24)	$0.21	$0.21	$0.22

Weighted average common shares outstanding—diluted	67,705	63,563	63,228	61,822	61,416

Dividends declared and paid per common share	$0.425	$0.425	$0.425	$0.425	$0.425

Net income/(loss) available for common stockholders:
Income/(loss) from continuing operations available for common stockholders	$10,742	$(21,415)	$8,956	$6,741	$8,696
Income from discontinued operations available for common stockholders	69	6,393	3,196	5,404	4,109

Net income/(loss) available for common stockholders	$10,811	$(15,022)	$12,152	$12,145	$12,805

1/	After adjusting for our partner’s share, which is reflected in “Net income attributable to noncontrolling interest in consolidated affiliates”, net gains to the Company were $550.

Highwoods Properties, Inc.	1	3/31/09

Funds from Operations

and Additional Information

Amounts in thousands, except per share amounts

	Three Months Ended
	03/31/09	12/31/08	09/30/08	06/30/08	03/31/08
Funds from operations:
Net income/(loss)	$13,200	$(12,861)	$15,724	$16,013	$16,734
Net income attributable to noncontrolling interest in the Operating Partnership	(694)	967	(812)	(839)	(893)
Net income attributable to noncontrolling interest in consolidated affiliates	(18)	(1,451)	(201)	(191)	(198)
Dividends on preferred stock	(1,677)	(1,677)	(2,451)	(2,838)	(2,838)
Excess of preferred stock redemption cost over carrying value	—	—	(108)	—	—

Net income/(loss) available for common stockholders	10,811	(15,022)	12,152	12,145	12,805
Add/(deduct):
Depreciation and amortization of real estate assets	32,981	32,388	31,467	30,771	30,191
(Gains) on disposition of depreciable properties	(19)	(90)	(18)	(18)	—
Noncontrolling interest from the Operating Partnership	694	(967)	812	839	893
Unconsolidated affiliates:
Depreciation and amortization of real estate assets	3,250	3,285	3,136	3,395	2,935
Discontinued operations:
Depreciation and amortization of real estate assets	—	167	172	158	361
(Gains) on disposition of depreciable properties	(73)	(6,595)	(3,137)	(5,027)	(3,726)

Funds from operations	$47,644	$13,166	$44,584	$42,263	$43,459

Funds from operations per share—diluted
Net income/(loss) available for common stockholders	$0.17	$(0.24)	$0.21	$0.21	$0.22
Add/(deduct):
Depreciation and amortization of real estate assets	0.48	0.48	0.50	0.50	0.49
(Gains) on disposition of depreciable properties	—	—	—	—	—
Unconsolidated affiliates:
Depreciation and amortization of real estate assets	0.05	0.05	0.05	0.05	0.05
(Gains) on disposition of depreciable properties	—	—	—	—	—
Discontinued operations:
Depreciation and amortization of real estate assets	—	—	—	—	0.01
(Gains) on disposition of depreciable properties	—	(0.10)	(0.05)	(0.08)	(0.06)

Funds from operations	$0.70	$0.19	$0.71	$0.68	$0.71

Weighted average shares outstanding - diluted	67,705	67,568	63,228	61,822	61,416

Additional information: 1/

Funds from operations, excluding certain items 2/	$47,644	$45,608	$44,692	$42,263	$43,459

Funds from operations per share, excluding certain items 2/	$0.70	$0.68	$0.71	$0.68	$0.71

Straight line rental income	$(1,534)
Amortization of lease incentives	298
Depreciation of non-real estate assets	281
Ground lease straight line rent	125
Amortization of stock-based compensation	1,842
Amortization of deferred financing costs	662
Amortization of accumulated other comprehensive loss	(70)
Harborview non-cash FMV charge	(47)

Non-incremental revenue generating capital expenditures paid: 3/
Building improvements	(922)
2nd generation tenant improvements	(5,382)
2nd generation lease commissions	(2,280)

Common dividends and unit distributions paid	(28,682)

1/	Increase or (decrease) to cash flows.
2/	Excludes impairments on depreciable assets and preferred stock redemption/repurchase charges.
3/	Excludes capital expenditures paid for buildings sold prior to March 31, 2009.

Highwoods Properties, Inc.	2	3/31/09

Consolidated Balance Sheets

Dollars in thousands

	03/31/09	12/31/08
Assets:
Real estate assets, at cost:
Land	$354,629	$352,872
Buildings and tenant improvements	2,831,001	2,819,844
Development in process	70,808	61,938
Land held for development	98,946	98,946

	3,355,384	3,333,600
Less-accumulated depreciation	(734,944)	(714,224)

Net real estate assets	2,620,440	2,619,376
For sale residential condominiums	21,423	24,284
Real estate and other assets, net, held for sale	1,242	1,242
Cash and cash equivalents	7,757	13,757
Restricted cash	2,781	2,258
Accounts receivable, net	16,748	23,687
Notes receivable, net	3,447	3,602
Accrued straight-line rents receivable, net	81,513	79,979
Investment in unconsolidated affiliates	67,677	67,723
Deferred financing and leasing costs, net	71,607	73,216
Prepaid expenses and other assets	36,015	37,046

Total Assets	$2,930,650	$2,946,170

Liabilities, Noncontrolling Interest in the Operating Partnership and Equity:

Mortgages and notes payable	$1,619,276	$1,604,685
Accounts payable, accrued expenses and other liabilities	121,285	135,609
Financing obligations	34,509	34,174

Total Liabilities	1,775,070	1,774,468
Noncontrolling interest in the Operating Partnership	87,119	111,278
Stockholders’ Equity:
Preferred stock	81,592	81,592
Common stock	638	636
Additional paid-in capital	1,640,174	1,616,093
Distributions in excess of net earnings	(655,435)	(639,281)
Accumulated other comprehensive loss	(4,698)	(4,792)

Total Stockholders’ Equity	1,062,271	1,054,248
Noncontrolling interest in consolidated affiliates	6,190	6,176

Total Equity	1,068,461	1,060,424

Total Liabilities, Noncontrolling Interest in the Operating Partnership and Equity	$2,930,650	$2,946,170

Highwoods Properties, Inc.	3	3/31/09

Components of Net Asset Value

As Released on February 11, 2009 — See Note Below

Dollars in thousands

Note: The purpose of providing the following information at the beginning of each year is to enable readers to derive their own estimate of net asset value. The Company updates this information annually based on management’s assumptions regarding projected current year net operating income as of the date of initial publication (current year being February 11, 2009) and will not be updated to reflect any facts, circumstances or changes in financial or operating assumptions that may occur during the year. This information is not intended to be an asset-by-asset or enterprise valuation.

Consolidated Properties Projected Net Operating Income (NOI) 1/
Office	$230,671
Retail	28,914
Industrial/Other	20,404
Deduct Partner’s Share of Consolidated JV’s (Office)	(5,529)

Total Net Operating Income	$274,460

Highwoods’ Share of Unconsolidated Joint Ventures Projected NOI
Office	$30,577

Other income
Development, leasing and management fees	$4,502

Add Other assets:
Development investment at cost	$204,299
Assets not fairly valued by capitalized NOI valuation method 2/	108,822
Property held for sale at net sales price	1,400
Land held for development at market value	142,802
Cash and cash equivalents	13,757
Highwoods share of unconsolidated JV’s cash and cash equivalents	20,032
Restricted cash	2,258
Accounts receivable, net	23,687
Notes receivable and prepaid expenses	40,648
Deduct partner’s share of Consolidated JV’s other assets	(1,218)

Other assets total	$556,487

Deductions:
Total liabilities	$135,609
Mortgages and notes payable	1,604,685
Deduct partner’s share of Consolidated JV’s liabilities and mortgages	(36,811)
Market value of debt adjustment 3/	(271,860)
Preferred stock, at liquidation value	81,592
Highwoods’ share of unconsolidated joint ventures liabilities	259,778

$1,772,993

Estimated diluted common shares and common units for 2009 (000’s)	67,639

1/	Projected 2009 NOI excludes straight line income, lease termination fee income, NOI related to completed not stabilized developments, and NOI related to assets undervalued by capitalized NOI method.
2/	Consolidated Properties projected 2009 NOI is adjusted to eliminate the net NOI for properties for which a NOI capitalization approach is not appropriate. For these assets, an alternative methodology has been applied.
3/	In accordance with prior practice, we included an adjustment to mark our debt and bonds to estimated fair value as of December 31,2008.

Highwoods Properties, Inc.	4	3/31/09

Components of Discontinued Operations

Dollars in thousands

	Three Months Ended
	03/31/09	12/31/08	09/30/08	06/30/08	03/31/08
Rental and other revenues	$2	$675	$831	$1,517	$1,858

Operating expenses:
Rental property and other expenses	2	309	389	612	836
Depreciation and amortization	—	167	171	158	361

Total operating expenses	2	476	560	770	1,197

Other income	—	8	2	4	9

Income before gains on sales of discontinued operations	—	207	273	751	670
Net gains on sales of discontinued operations	73	6,595	3,137	5,027	3,726

Net income from discontinued operations	$73	$6,802	$3,410	$5,778	$4,396

Highwoods Properties, Inc.	5	3/31/09

Capitalization

Dollars, shares, and units in thousands

	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08
Long-Term Debt (see pages 7 & 8):	$1,619,276	$1,604,685	$1,588,954	$1,732,082	$1,703,238

Financing Obligations:	$34,509	$34,174	$35,195	$35,145	$35,296

Preferred Stock (at liquidation value):
Series A 8 5/8% Perpetual Preferred Stock	$29,092	$29,092	$29,092	$82,937	$82,937
Series B 8% Perpetual Preferred Stock	52,500	52,500	52,500	52,500	52,500

Total preferred stock	$81,592	$81,592	$81,592	$135,437	$135,437

Common Shares and Units Outstanding:
Common stock outstanding	63,763	63,572	63,545	57,632	57,309
Noncontrolling interest partnership units	4,067	4,067	3,906	3,933	3,951

Total common shares and units outstanding	67,830	67,639	67,451	61,565	61,260

Stock price at period end	$21.42	$27.36	$35.56	$31.42	$31.07

Market value of common equity	$1,452,919	$1,850,603	$2,398,558	$1,934,372	$1,903,348

Total market capitalization with debt and obligations	$3,188,296	$3,571,054	$4,104,299	$3,837,036	$3,777,319

See pages 30 to 35 for information regarding Highwoods’ Joint Ventures.

Highwoods Properties, Inc.	6	3/31/09

Long-Term Debt Summary

Dollars in thousands

	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08
Balances Outstanding:
Secured:
Conventional fixed rate 1/	$631,207	$634,317	$638,032	$640,557	$643,041
Variable rate debt	34,540	20,869	31,954	47,087	26,890

Secured total	665,747	655,186	669,986	687,644	669,931

Unsecured:
Fixed rate bonds and notes	599,029	648,999	648,968	648,938	648,907
Bank term loans	157,500	137,500	137,500	137,500	137,500
Credit facility	197,000	163,000	132,500	258,000	246,900

Unsecured total	953,529	949,499	918,968	1,044,438	1,033,307

Total	$1,619,276	$1,604,685	$1,588,954	$1,732,082	$1,703,238

End of Period Weighted Average Interest Rates:
Secured:
Conventional fixed rate	6.61%	6.61%	6.62%	6.61%	6.62%
Variable rate debt	1.41%	1.73%	3.94%	4.01%	4.34%

Secured total	6.34%	6.45%	6.49%	6.44%	6.50%

Unsecured:
Fixed rate bonds	6.40%	6.53%	6.53%	6.53%	6.53%
Bank term loans	2.83%	2.66%	4.38%	3.53%	0
Credit facility	1.34%	2.39%	4.02%	3.43%	3.65%

Unsecured total	4.77%	5.26%	5.85%	5.37%	5.47%

Average	5.41%	5.75%	6.12%	5.79%	5.88%

Maturity Schedule:

		Future Maturities of Debt			Average Interest Rate
Year		Secured Debt 2/	Unsecured Debt	Total Debt 2/
2009		$116,807	$—	$116,807	7.63%
2010		30,909	197,000	227,909	1.34%
2011		—	137,500	137,500	2.68%
2012		211,767	20,000	231,767	6.68%
2013		261,604	—	261,604	5.90%
2014		36,431	—	36,431	5.79%
2015		—	—	—	—
2016		8,229	—	8,229	7.67%
2017		—	399,029	399,029	5.85%
2018		—	200,000	200,000	7.50%

Total maturities		$665,747	$953,529	$1,619,276	5.41%

Weighted average maturity = 4.7 years

1/	Includes a $22.2 million loan related to a consolidated 20% owned joint venture (Harborview) and $36.4 million in loans at March 31, 2009 related to a consolidated 50% joint venture (Markel).
2/	All periods exclude annual principal amortization.

Highwoods Properties, Inc.	7	3/31/09

Long-Term Debt Detail

Dollars in thousands

Secured Loans

Lender	Rate	Maturity Date	Loan Balance 3/31/09	Undepreciated Book Value of Assets Secured
Northwestern Mutual	7.05%	Jan-12	$189,535	$300,704
Northwestern Mutual	6.03%	Mar-13	132,601	183,369
Massachusetts Mutual Life Ins. Co. 1/	5.68%	Dec-13	117,904	213,686
Monumental Life Ins. Co. 2/	7.77%	Nov-09	77,389	187,537
PNC/Regions/Union Bank of California/U.S. Bank 3/	1.35%	Dec-10	30,909	43,514
Monumental Life Ins. Co. 2/	7.87%	Nov-09	30,440
Metropolitan Life Ins. Co. 4/	6.06%	Oct-12	22,233	39,107
Principal Life Insurance Company 5/	5.79%	Jan-14	11,168	14,408
Principal Life Insurance Company 5/	5.79%	Jan-14	11,168	18,781
Massachusetts Mutual Life Ins. Co. 1/	6.48%	Dec-13	10,471
Principal Life Insurance Company 5/	5.74%	Jan-14	8,805	14,174
Union Realty Co.	7.65%	Feb-16	8,229	16,010
Principal Life Insurance Company 5/	5.89%	Jan-14	5,290	7,514
Royal Bank of Canada 3/	1.90%	Dec-09	3,631	21,423
Lutheran Brotherhood	6.75%	Apr-09	3,525	8,015
Security Life of Denver	8.85%	Aug-09	1,822	9,687
American United Life	9.00%	Jun-13	627	3,325

	6.34%		665,747	$1,081,254

Unsecured Bonds
Bonds	5.85%	Mar-17	399,029
Bonds	7.50%	Apr-18	200,000

	6.40%		599,029

Unsecured Loans
Credit facility 3/	1.34%	May-10	197,000
Bank term loan 3/	2.68%	Feb-11	137,500
BB&T term loan 3/	3.90%	Mar-12	20,000

	2.00%		354,500

Total Debt	5.41%		$1,619,276

Note: Credit facility maturity date includes one-year extension option which management exercised on February 5, 2009 and which becomes effective on May 1, 2009.

Revolving Credit Facility

Name of Lender	Total Commitment	Amount Outstanding at 3/31/09	Unfunded Commitment at 3/31/09
Bank of America, N.A.	$50,000	$21,889	$28,111
Branch Banking and Trust Co.	50,000	21,889	28,111
Wachovia Bank, N.A. 6/	50,000	21,889	28,111
Wells Fargo Bank, N.A.	50,000	21,889	28,111
Emigrant Bank	35,000	15,323	19,677
Eurohypo AG, New York Branch	35,000	15,323	19,677
PNC Bank, N.A.	30,000	13,133	16,867
Regions Bank	30,000	13,133	16,867
Comerica Bank	25,000	10,944	14,056
RBC Bank	25,000	10,944	14,056
Union Bank of California, N.A.	25,000	10,944	14,056
US Bank	20,000	8,756	11,244
First Horizon Bank	15,000	6,567	8,433
Chevy Chase Bank	10,000	4,377	5,623

	$450,000	$197,000	$253,000

1/	These two loans are secured by the same assets.
2/	These two loans are secured by the same assets.
3/	Floating rate loans based on one month libor.
4/	Loan relates to a consolidated 20% owned joint venture (Harborview).
5/	Loans relate to a consolidated 50% owned joint venture (Markel).
6/	Wells Fargo acquired Wachovia effective December 31, 2008.

Highwoods Properties, Inc.	8	3/31/09

Portfolio Summary - Wholly-Owned Properties Only 1/

(Rentable Square Feet)

	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08
Office Industrial & Retail
In-Service:
Office 2/	19,594,000	19,556,000	19,416,000	19,416,000	19,565,000
Industrial	6,463,000	6,467,000	6,049,000	6,299,000	6,036,000
Retail 3/	1,337,000	1,350,000	1,342,000	1,343,000	1,314,000

Total 4/	27,394,000	27,373,000	26,807,000	27,058,000	26,915,000

Development Completed - Not Stabilized:
Office 2/	665,000	665,000	873,000	428,000	524,000
Industrial	200,000	—	418,000	418,000	681,000
Retail	—	—	—	—	—

Total	865,000	665,000	1,291,000	846,000	1,205,000

Development - In Process:
Office 2/	358,000	358,000	358,000	803,000	717,000
Industrial	—	200,000	200,000	200,000	200,000
Retail	—	—	—	—	—

Total	358,000	558,000	558,000	1,003,000	917,000

Total:
Office 2/	20,617,000	20,579,000	20,647,000	20,647,000	20,806,000
Industrial	6,663,000	6,667,000	6,667,000	6,917,000	6,917,000
Retail 3/	1,337,000	1,350,000	1,342,000	1,343,000	1,314,000

Total 4/	28,617,000	28,596,000	28,656,000	28,907,000	29,037,000

Same Property
Office 2/	18,792,000	18,792,000	18,792,000	18,792,000	18,792,000
Industrial	5,782,000	5,782,000	5,782,000	5,782,000	5,782,000
Retail	1,307,000	1,307,000	1,307,000	1,307,000	1,307,000

Total	25,881,000	25,881,000	25,881,000	25,881,000	25,881,000

Percent Leased/Pre-Leased:

In-Service:
Office	89.1%	90.2%	90.3%	90.8%	90.4%
Industrial	87.9%	92.6%	95.2%	91.4%	91.0%
Retail	93.2%	94.6%	93.6%	93.5%	92.9%

Total	89.0%	91.0%	91.6%	91.1%	90.7%

Development Completed - Not Stabilized:
Office	64.2%	64.2%	69.4%	73.6%	67.4%
Industrial	50.0%	—	91.0%	72.0%	78.2%
Retail	—	—	—	—	—

Total	60.9%	64.2%	76.4%	72.8%	73.5%

Development - In Process:
Office	65.7%	65.7%	65.7%	63.5%	65.7%
Industrial	—	50.0%	50.0%	50.0%	50.0%
Retail	—	—	—	—	—

Total	65.7%	60.1%	60.1%	60.8%	62.3%

Same Property
Office	89.2%	90.3%	90.6%	91.0%	90.7%
Industrial	87.2%	93.0%	95.6%	91.3%	90.7%
Retail	93.1%	95.3%	94.6%	94.5%	94.1%

Total	89.0%	91.2%	91.9%	91.2%	90.9%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Substantially all of our Office properties are located in suburban markets.
3/	Excludes 426,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.
4/	Excludes minor for rent apartment buildings.

Highwoods Properties, Inc.	9	3/31/09

Portfolio Summary

(Continued)

As of March 31, 2009

Summary by Location, Wholly-Owned Properties Only 1/:

Market	Rentable Square Feet		Occupancy	Percentage of Annualized Cash Revenue 2/
				Office	Industrial	Retail	Total
Raleigh 3/	3,711,000		85.5%	15.6%	—	—	15.6%
Nashville	2,997,000		95.2%	14.3%	—	—	14.3%
Atlanta	5,552,000		91.9%	10.2%	3.9%	—	14.1%
Tampa	2,658,000		88.7%	12.9%	—	—	12.9%
Kansas City	1,936,000	4/	90.8%	3.4%	—	9.3%	12.7%
Piedmont Triad 5/	5,526,000		81.8%	6.1%	3.1%	0.2%	9.4%
Richmond	2,228,000		91.3%	8.9%	—	—	8.9%
Memphis	1,472,000		92.5%	6.3%	—	—	6.3%
Greenville	897,000		93.8%	3.5%	—	—	3.5%
Orlando	317,000		97.4%	1.7%	—	—	1.7%
Other	100,000		84.3%	0.6%	—	—	0.6%

Total	27,394,000		89.0%	83.5%	7.0%	9.5%	100.0%

Summary by Location, Including Joint Venture Properties:

Market	Rentable Square Feet		Occupancy	Percentage of Annualized Cash Revenue 2/ 6/
				Office	Industrial	Retail	Multi-Family	Total
Raleigh	4,525,000		86.5%	14.6%	—	—	—	14.6%
Atlanta	6,387,000		90.1%	10.3%	3.4%	—	—	13.7%
Nashville	2,997,000		95.2%	12.6%	—	—	—	12.6%
Kansas City	2,655,000	4/	89.7%	4.0%	0.0%	8.2%	—	12.2%
Tampa	2,863,000		89.1%	11.6%	—	—	—	11.6%
Piedmont Triad	5,890,000		79.4%	5.6%	2.7%	0.2%	—	8.5%
Richmond	2,641,000		92.6%	8.5%	—	—	—	8.5%
Memphis	1,472,000		92.5%	5.6%	—	—	—	5.6%
Orlando	2,169,000		88.9%	4.8%	—	—	—	4.8%
Des Moines	2,505,000		87.1%	3.1%	0.5%	0.1%	0.4%	4.1%
Greenville	897,000		93.8%	3.1%	—	—	—	3.1%
Other	210,000		92.5%	0.6%	—	—	—	0.6%
Charlotte	148,000		100.0%	0.1%	—	—	—	0.1%

Total	35,359,000		88.3%	84.5%	6.6%	8.5%	0.4%	100.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Annualized Cash Revenue is March, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
3/	Raleigh Market encompasses Raleigh, Durham, Cary, and Research Triangle metropolitan area.
4/	Excludes 426,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.
5/	Piedmont Triad Market encompasses Greensboro, Winston-Salem metropolitan area.
6/	Includes Highwoods’ share of Joint Venture Annualized Cash Revenue, see page 33.

Highwoods Properties, Inc.	10	3/31/09

Portfolio Summary - Wholly-Owned Properties Only

(Continued)

As of March 31, 2009

	Office Properties 1/			Industrial
Market	Rentable Square Feet	Occupancy	Percentage of Office Annualized Cash Revenue 2/	Rentable Square Feet	Occupancy	Percentage of Industrial Annualized Cash Revenue 2/
Raleigh	3,711,000	85.5%	18.7%	—	—	—
Nashville	2,997,000	95.2%	17.1%	—	—	—
Tampa	2,658,000	88.7%	15.5%	—	—	—
Atlanta	2,470,000	90.4%	12.2%	3,082,000	93.1%	55.9%
Richmond	2,228,000	91.3%	10.7%	—	—	—
Memphis	1,472,000	92.5%	7.5%	—	—	—
Piedmont Triad	2,105,000	79.0%	7.3%	3,381,000	83.3%	44.1%
Greenville	897,000	93.8%	4.2%	—	—	—
Kansas City	639,000	86.3%	4.1%	—	—	—
Orlando	317,000	97.4%	2.0%	—	—	—
Other	100,000	84.3%	0.7%	—	—	—

	19,594,000	89.1%	100.0%	6,463,000	87.9%	100.0%

	Retail
Market	Rentable Square Feet	Occupancy	Percentage of Retail Annualized Cash Revenue 2/
Kansas City 3/	1,297,000	93.0%	97.4%
Piedmont Triad	40,000	100.0%	2.6%

	1,337,000	93.2%	100.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Annualized Cash Revenue is March, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
3/	Excludes 426,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.

Highwoods Properties, Inc.	11	3/31/09

Occupancy Trends - Office, Industrial and Retail Properties 1/

Market	Measurement	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08
Atlanta	Rentable Square Feet	5,552,000	5,552,000	5,552,000	5,552,000	5,289,000
	Occupancy	91.9%	93.4%	93.2%	92.0%	91.6%
	Current Properties 2/	91.5%	93.6%	93.5%	92.2%	91.6%

Greenville	Rentable Square Feet	897,000	897,000	897,000	897,000	897,000
	Occupancy	93.8%	94.4%	94.4%	91.4%	86.4%
	Current Properties 2/	93.8%	94.4%	94.4%	91.4%	86.4%

Kansas City 3/	Rentable Square Feet	1,936,000	1,953,000	1,955,000	1,956,000	2,229,000
	Occupancy	90.8%	92.3%	91.6%	91.3%	88.8%
	Current Properties 2/	90.8%	93.0%	92.3%	92.1%	91.5%

Memphis	Rentable Square Feet	1,472,000	1,473,000	1,337,000	1,337,000	1,276,000
	Occupancy	92.5%	92.5%	93.0%	93.5%	93.8%
	Current Properties 2/	92.4%	92.4%	92.6%	93.2%	93.8%

Nashville	Rentable Square Feet	2,997,000	2,988,000	3,181,000	3,181,000	3,184,000
	Occupancy	95.2%	95.0%	94.8%	94.9%	95.0%
	Current Properties 2/	95.2%	94.7%	95.4%	95.4%	95.6%

Orlando	Rentable Square Feet	317,000	317,000	317,000	317,000	317,000
	Occupancy	97.4%	98.4%	98.4%	98.4%	96.9%
	Current Properties 2/	97.4%	98.4%	98.4%	98.4%	96.9%

Piedmont Triad	Rentable Square Feet	5,526,000	5,526,000	5,108,000	5,358,000	5,358,000
	Occupancy	81.8%	86.1%	88.4%	85.9%	85.2%
	Current Properties 2/	81.0%	85.7%	88.4%	85.2%	84.5%

Raleigh	Rentable Square Feet	3,711,000	3,711,000	3,711,000	3,711,000	3,712,000
	Occupancy	85.5%	88.6%	89.9%	89.7%	90.3%
	Current Properties 2/	85.5%	88.6%	89.9%	89.7%	90.3%

Richmond	Rentable Square Feet	2,228,000	2,229,000	2,230,000	2,230,000	2,135,000
	Occupancy	91.3%	90.8%	90.0%	92.1%	93.5%
	Current Properties 2/	92.1%	91.6%	91.5%	93.6%	93.6%

Tampa	Rentable Square Feet	2,658,000	2,627,000	2,419,000	2,419,000	2,418,000
	Occupancy	88.7%	91.6%	92.2%	94.5%	94.7%
	Current Properties 2/	89.2%	92.3%	92.2%	94.4%	94.6%

Total 4/	Rentable Square Feet	27,294,000	27,273,000	26,707,000	26,958,000	26,815,000
	Occupancy	89.0%	91.0%	91.6%	91.1%	90.7%

	Current Properties 2/	89.0%	91.2%	91.8%	91.2%	90.8%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Only includes properties that were owned and in-service for all periods shown.
3/	Excludes 426,000 square feet of basement space in the Country Club Plaza and other Kansas City Retail properties.
4/	Excludes a 100,000 square foot building located in South Florida.

Highwoods Properties, Inc.	12	3/31/09

Leasing Statistics

Office Portfolio 1/

	Three Months Ended
	3/31/09 2/	12/31/08 3/	9/30/08 4/	6/30/08 5/	3/31/08 6/	Average
Net Effective Rents Related to Re-leased Space:
Number of lease transactions (signed leases)	104	129	96	113	126	114
Rentable square footage leased	546,833	868,233	471,486	997,600	602,049	697,240
Square footage of Renewal Deals	430,986	703,690	330,751	913,530	385,756	552,943
Renewed square footage (% of total)	78.8%	81.0%	70.2%	91.6%	64.1%	79.3%
New Leases square footage (% of total)	21.2%	19.0%	29.8%	8.4%	35.9%	20.7%

Weighted average per rentable square foot over the lease term:
Base rent	$19.52	$21.21	$20.84	$22.47	$19.82	$20.77
Tenant improvements	(2.12)	(1.21)	(1.35)	(1.16)	(1.10)	(1.39)
Leasing commissions 7/	(0.47)	(0.60)	(0.51)	(0.63)	(0.44)	(0.53)
Rent concessions	(0.40)	(0.35)	(0.22)	(0.28)	(0.13)	(0.28)

Effective rent	16.53	19.05	18.76	20.40	18.15	18.57
Expense stop	(6.83)	(6.07)	(6.64)	(7.12)	(5.90)	(6.51)

Equivalent effective net rent	$9.70	$12.98	$12.12	$13.28	$12.25	$12.06

Weighted average term in years	4.1	4.7	4.5	3.2	4.0	4.1

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$4,619,505	$5,973,249	$3,041,354	$5,224,995	$3,504,078	$4,472,636
Rentable square feet	546,833	868,233	471,486	997,600	602,049	697,240

Per rentable square foot	$8.45	$6.88	$6.45	$5.24	$5.82	$6.41

Leasing Commissions:
Total dollars committed under signed leases 7/	$1,002,735	$2,463,135	$970,896	$2,300,840	$1,190,054	$1,585,532
Rentable square feet	546,833	868,233	471,486	997,600	602,049	697,240

Per rentable square foot	$1.83	$2.84	$2.06	$2.31	$1.98	$2.27

Total:
Total dollars committed under signed leases	$5,622,240	$8,436,384	$4,012,250	$7,525,835	$4,694,132	$6,058,168
Rentable square feet	546,833	868,233	471,486	997,600	602,049	697,240

Per rentable square foot	$10.28	$9.72	$8.51	$7.54	$7.80	$8.69

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Includes 91K square feet of leases that start in 2011 or later.
3/	Includes 38K square feet of leases that start in 2011 or later.
4/	Includes 62K square feet of leases that start in 2010 or later.
5/	Includes 346K square feet of leases that start in 2010 or later.
6/	Includes 84K square feet of leases that start in 2010 or later.
7/	Excludes a full allocation of internal leasing costs.

Highwoods Properties, Inc.	13	3/31/09

Leasing Statistics

Industrial Portfolio

	Three Months Ended
	3/31/09 1/	12/31/08	9/30/08 2/	6/30/08	3/31/08	Average
Net Effective Rents Related to Re-leased Space:
Number of lease transactions (signed leases)	14	14	14	14	7	13
Rentable square footage leased	292,938	297,789	358,284	367,684	158,324	295,004
Square footage of Renewal Deals	128,542	249,927	294,376	155,126	150,170	195,628
Renewed square footage (% of total)	43.9%	83.9%	82.2%	42.2%	94.8%	66.3%
New Leases square footage (% of total)	56.1%	16.1%	17.8%	57.8%	5.2%	33.7%

Weighted average per rentable square foot over the lease term:
Base rent	$4.59	$4.37	$4.50	$3.85	$5.95	$4.65
Tenant improvements	(0.27)	(0.26)	(0.45)	(0.18)	(0.07)	(0.25)
Leasing commissions 3/	(0.07)	(0.08)	(0.09)	(0.10)	0.00	(0.07)
Rent concessions	(0.17)	(0.01)	(0.01)	0.00	0.00	(0.04)

Effective rent	4.08	4.02	3.95	3.57	5.88	4.29
Expense stop	(0.35)	(0.08)	(0.05)	(0.19)	(0.10)	(0.15)

Equivalent effective net rent	$3.73	$3.94	$3.90	$3.38	$5.78	$4.14

Weighted average term in years	4.1	3.7	3.0	1.8	3.3	3.2

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$506,567	$420,373	$385,175	$269,635	$50,537	$326,457
Rentable square feet	292,938	297,789	358,284	367,684	158,324	295,004

Per rentable square foot	$1.73	$1.41	$1.08	$0.73	$0.32	$1.11

Leasing Commissions:
Total dollars committed under signed leases 3/	$106,339	$71,111	$142,626	$62,837	$1,918	$76,966
Rentable square feet	292,938	297,789	358,284	367,684	158,324	295,004

Per rentable square foot	$0.36	$0.24	$0.40	$0.17	$0.01	$0.26

Total:
Total dollars committed under signed leases	$612,906	$491,484	$527,801	$332,471	$52,455	$403,424
Rentable square feet	292,938	297,789	358,284	367,684	158,324	295,004

Per rentable square foot	$2.09	$1.65	$1.47	$0.90	$0.33	$1.37

1/	Includes 56K square feet of leases that start in 2011 or later.
2/	Includes 256K square feet of leases that start in 2011 or later.
3/	Excludes a full allocation of internal leasing costs.

Highwoods Properties, Inc.	14	3/31/09

Leasing Statistics

Retail Portfolio

	Three Months Ended
	3/31/09	12/31/08 1/	9/30/08	6/30/08 2/	3/31/08	Average
Net Effective Rents Related to Re-leased Space:
Number of lease transactions (signed leases)	5	13	3	6	7	7
Rentable square footage leased	11,279	57,245	7,719	15,839	30,942	24,605
Square footage of Renewal Deals	4,970	53,385	2,898	14,162	18,826	18,848
Renewed square footage (% of total)	44.1%	93.3%	37.5%	89.4%	60.8%	76.6%
New Leases square footage (% of total)	55.9%	6.7%	62.5%	10.6%	39.2%	23.4%

Weighted average per rentable square foot over the lease term:
Base rent	$20.47	$18.46	$25.81	$27.61	$31.80	$24.83
Tenant improvements	(1.64)	(0.65)	0.00	(1.52)	(0.40)	(0.84)
Leasing commissions 3/	0.00	(0.04)	(0.15)	(0.67)	(0.54)	(0.28)
Rent concessions	0.00	(0.05)	0.00	0.00	(1.47)	(0.30)

Effective rent	18.83	17.72	25.66	25.42	29.39	23.41
Expense stop	(0.64)	0.00	0.00	0.00	0.00	(0.13)

Equivalent effective net rent	$18.19	$17.72	$25.66	$25.42	$29.39	$23.28

Weighted average term in years	6.1	7.6	8.6	7.7	8.6	7.7

Capital Expenditures Related to Re-leased Space:
Tenant Improvements:
Total dollars committed under signed leases	$158,227	$344,272	$—	$177,176	$161,500	$168,235
Rentable square feet	11,279	57,245	7,719	15,839	30,942	24,605

Per rentable square foot	$14.03	$6.01	$—	$11.19	$5.22	$6.84

Leasing Commissions:
Total dollars committed under signed leases 3/	$1,000	$20,072	$1,165	$5,794	$123,220	$30,250
Rentable square feet	11,279	57,245	7,719	15,839	30,942	24,605

Per rentable square foot	$0.09	$0.35	$0.15	$0.37	$3.98	$1.23

Total:
Total dollars committed under signed leases	$159,227	$364,344	$1,165	$182,970	$284,720	$198,485
Rentable square feet	11,279	57,245	7,719	15,839	30,942	24,605

Per rentable square foot	$14.12	$6.36	$0.15	$11.55	$9.20	$8.07

1/	Includes 5K square feet of leases that start in 2011 or later.
2/	Includes 3K square feet of leases that start in 2011 or later.
3/	Excludes a full allocation of internal leasing costs.

Highwoods Properties, Inc.	15	3/31/09

Leasing Statistics by Market

For the Three Months Ended As of 3/31/09

Office Portfolio 1/

Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/ 3/
Nashville	139,332	4.0	$19.90	$6.91	$2.32
Piedmont Triad	109,776	4.6	17.14	8.41	0.34
Tampa	75,366	4.4	21.72	18.62	3.23
Memphis	74,029	3.2	18.88	2.88	0.46
Richmond	55,793	6.2	16.85	13.61	3.40
Atlanta	40,511	2.2	18.85	0.96	0.63
Raleigh	38,024	2.9	18.93	5.11	0.30
Kansas City	8,601	5.5	24.61	8.63	7.49
Orlando	5,401	4.5	24.29	9.26	4.55

	546,833	4.1	$19.12	$8.45	$1.83

Industrial Portfolio
Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/ 3/
Piedmont Triad	164,274	5.4	$3.56	$2.51	$0.39
Atlanta	128,664	2.3	5.53	0.73	0.31

	292,938	4.1	$4.42	$1.73	$0.36

Retail Portfolio
Market	Rentable Square Feet Leased	Average Term	GAAP Rental Rate	TI’s Per SF	Lease Commissions Per SF 2/ 3/
Kansas City	11,279	6.1	$20.47	$14.03	$0.09

	11,279	6.1	$20.47	$14.03	$0.09

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Lease commissions by market per square foot excludes capitalized internal leasing costs.
3/	The amount of capitalized internal leasing cost not allocated to individual deals or product types was $412K.

Highwoods Properties, Inc.	16	3/31/09

Rental Rate Comparisons by Market

For the Three Months Ended As of 3/31/09

Office Portfolio 1/

Market	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent
Nashville	139,332	$19.90	$18.30	8.7%
Piedmont Triad	109,776	17.14	16.12	6.3%
Tampa	75,366	21.72	19.87	9.3%
Memphis	74,029	18.88	18.62	1.4%
Richmond	55,793	16.85	15.87	6.2%
Atlanta	40,511	18.85	18.24	3.3%
Raleigh	38,024	18.93	17.37	9.0%
Kansas City	8,601	24.61	23.42	5.1%
Orlando	5,401	24.29	24.08	0.9%

GAAP Rent Growth	546,833	$19.12	$17.93	6.6%

Cash Rent Growth	546,833	$18.89	$19.10	-1.1%

Industrial Portfolio

Market	Rentable Square Feet Leased	Current Rent	Previous Rent	Percentage Change Rent
Piedmont Triad	164,274	$3.56	$4.75	-25.1%
Atlanta	128,664	5.53	5.28	4.7%

GAAP Rent Growth	292,938	$4.42	$4.98	-11.2%

Cash Rent Growth	292,938	$4.74	$5.34	-11.3%

Retail Portfolio

Market	Rentable Square Feet Leased	Current Rent	Previous Rent 2/	Percentage Change Rent
Kansas City	11,279	$20.47	$23.89	-14.3%

GAAP Rent Growth	11,279	$20.47	$23.89	-14.3%

Cash Rent Growth	11,279	$18.92	$25.08	-24.6%

Average Cash Rental Rates for All In Place Leases at: 1/ 3/

Type	3/31/09	3/31/08	3/31/07	3/31/06	3/31/05
Office	$20.18	$19.80	$18.99	$18.04	$17.53
Industrial	5.20	5.27	5.11	5.08	4.73
Retail 2/	33.16	32.64	30.04	27.98	27.01

Weighted average rate	$17.35	$16.93	$16.19	$15.45	$15.08

Annual % growth rate	2.5%	4.6%	4.8%	2.5%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Excludes percentage rent.
3/	Average cash rental rates represent March, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12 and divided by the related leased square feet.

Highwoods Properties, Inc.	17	3/31/09

Lease Expirations

March 31, 2009

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Cash Revenue 1/	Average Rental Rate	Percent of Annualized Cash Revenue 1/
Office: 2/
2009 /3	1,292,801	7.2%	$26,404	$20.42	7.3%
2010	1,996,866	11.2%	41,705	20.89	11.6%
2011	2,638,391	14.7%	52,943	20.07	14.7%
2012	2,499,384	14.0%	52,999	21.20	14.6%
2013	2,464,341	13.8%	51,020	20.70	14.1%
2014	1,899,818	10.6%	33,896	17.84	9.4%
2015	1,303,917	7.3%	26,648	20.44	7.4%
2016	901,071	5.0%	16,681	18.51	4.6%
2017	982,635	5.5%	19,702	20.05	5.5%
2018	547,495	3.1%	12,508	22.85	3.5%
2019 and thereafter	1,362,416	7.6%	26,507	19.46	7.3%

	17,889,135	100.0%	$361,013	$20.18	100.0%

Industrial:
2009 /4	847,746	14.7%	$4,203	$4.96	14.0%
2010	812,938	14.1%	4,370	5.38	14.5%
2011	942,819	16.2%	5,407	5.73	17.9%
2012	473,669	8.2%	2,532	5.35	8.4%
2013	638,840	11.0%	3,924	6.14	13.0%
2014	647,954	11.2%	2,861	4.42	9.5%
2015	282,608	4.9%	1,273	4.50	4.2%
2016	264,597	4.6%	1,070	4.04	3.6%
2017	22,000	0.4%	107	4.86	0.4%
2018	71,884	1.2%	245	3.41	0.8%
2019 and thereafter	778,910	13.5%	4,112	5.28	13.7%

	5,783,965	100.0%	$30,104	$5.20	100.0%

1/	Annualized Cash Revenue is March, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
2/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
3/	Includes 69,000 square feet of leases that are on a month to month basis or 0.3% of total annualized revenue.
4/	Includes 155,000 square feet of leases that are on a month to month basis or 0.2% of total annualized revenue.

Note: 2009 and beyond expirations that have been renewed are reflected above based on the renewal expiration date.

Highwoods Properties, Inc.	18	3/31/09

Lease Expirations

March 31, 2009

(Continued)

Dollars in thousands

Year	Rentable Square Feet Expiring	Percent of Rentable Square Feet	Annualized Cash Revenue 1/	Average Rental Rate	Percent of Annualized Cash Revenue 1/
Retail:
2009 2/	133,062	10.7%	$3,784	$28.44	9.2%
2010	96,492	7.7%	3,861	40.01	9.3%
2011	52,456	4.2%	1,997	38.07	4.8%
2012	165,056	13.2%	5,410	32.78	13.1%
2013	77,396	6.2%	3,022	39.05	7.3%
2014	106,153	8.5%	2,962	27.90	7.2%
2015	147,049	11.8%	5,125	34.85	12.4%
2016	70,046	5.6%	2,904	41.46	7.0%
2017	100,530	8.1%	2,488	24.75	6.0%
2018	67,786	5.4%	2,220	32.75	5.4%
2019 and thereafter	230,815	18.6%	7,567	32.78	18.3%

	1,246,841	100.0%	$41,340	$33.16	100.0%

Total:
2009 3/ 4/	2,273,609	9.1%	$34,391	$15.13	8.0%
2010	2,906,296	11.7%	49,936	17.18	11.5%
2011	3,633,666	14.5%	60,347	16.61	14.0%
2012	3,138,109	12.6%	60,941	19.42	14.0%
2013	3,180,577	12.8%	57,966	18.22	13.4%
2014	2,653,925	10.6%	39,719	14.97	9.2%
2015	1,733,574	7.0%	33,046	19.06	7.6%
2016	1,235,714	5.0%	20,655	16.72	4.8%
2017	1,105,165	4.4%	22,297	20.18	5.2%
2018	687,165	2.8%	14,973	21.79	3.5%
2019 and thereafter	2,372,141	9.5%	38,186	16.10	8.8%

	24,919,941	100.0%	$432,457	$17.35	100.0%

1/	Annualized Cash Revenue is March, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
2/	Includes 33,000 square feet of leases that are on a month to month basis or 0.2% of total annualized revenue.
3/	Includes 257,000 square feet of leases that are on a month to month basis or 0.7% of total annualized revenue.
4/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.

Note: 2009 and beyond expirations that have been renewed are reflected above based on the renewal expiration date.

Highwoods Properties, Inc.	19	3/31/09

Office Lease Expirations by Market by Quarter 1/

Dollars in thousands

		Three Months Ended				Total
		6/30/09 2/	9/30/09	12/31/09	3/31/10
Atlanta	RSF	91,885	156,350	14,915	36,056	299,206
	% of Total Office RSF	0.5%	0.9%	0.1%	0.2%	1.7%
	Annualized Cash Revenue 3/	$1,138	$2,863	$274	$733	$5,008
	% of Total Office Annl Cash Rev	0.3%	0.8%	0.1%	0.2%	1.4%

Greenville	RSF	43,451	0	10,989	34,951	89,391
	% of Total Office RSF	0.2%	0.0%	0.1%	0.2%	0.5%
	Annualized Cash Revenue 3/	$843	$—	$205	$630	$1,678
	% of Total Office Annl Cash Rev	0.2%	0.0%	0.1%	0.2%	0.5%

Kansas City	RSF	2,155	9,499	9,987	9,913	31,554
	% of Total Office RSF	0.0%	0.1%	0.1%	0.1%	0.2%
	Annualized Cash Revenue 3/	$87	$223	$244	$224	$778
	% of Total Office Annl Cash Rev	0.0%	0.1%	0.1%	0.1%	0.2%

Memphis	RSF	16,449	35,252	71,222	59,876	182,799
	% of Total Office RSF	0.1%	0.2%	0.4%	0.3%	1.0%
	Annualized Cash Revenue 3/	$344	$683	$1,438	$1,310	$3,775
	% of Total Office Annl Cash Rev	0.1%	0.2%	0.4%	0.4%	1.0%

Nashville	RSF	27,967	156,895	80,671	62,646	328,179
	% of Total Office RSF	0.2%	0.9%	0.5%	0.4%	1.8%
	Annualized Cash Revenue 3/	$619	$3,702	$1,633	$1,395	$7,349
	% of Total Office Annl Cash Rev	0.2%	1.0%	0.5%	0.4%	2.0%

Orlando	RSF	6,788	1,232	4,733	2,779	15,532
	% of Total Office RSF	0.0%	0.0%	0.0%	0.0%	0.1%
	Annualized Cash Revenue 3/	$186	$26	$125	$76	$413
	% of Total Office Annl Cash Rev	0.1%	0.0%	0.0%	0.0%	0.1%

Piedmont Triad	RSF	36,186	57,906	7,329	28,820	130,241
	% of Total Office RSF	0.2%	0.3%	0.0%	0.2%	0.7%
	Annualized Cash Revenue 3/	$586	$895	$125	$466	$2,072
	% of Total Office Annl Cash Rev	0.2%	0.2%	0.0%	0.1%	0.6%

Raleigh	RSF	67,596	64,138	101,236	157,850	390,820
	% of Total Office RSF	0.3%	0.4%	0.6%	0.9%	2.1%
	Annualized Cash Revenue 3/	$1,538	$1,316	$2,371	$2,669	$7,894
	% of Total Office Annl Cash Rev	0.4%	0.4%	0.7%	0.7%	2.2%

Richmond	RSF	38,016	52,685	29,549	55,759	176,009
	% of Total Office RSF	0.2%	0.3%	0.2%	0.3%	1.0%
	Annualized Cash Revenue 3/	$1,016	$902	$605	$1,165	$3,688
	% of Total Office Annl Cash Rev	0.3%	0.2%	0.2%	0.3%	1.0%

Tampa	RSF	8,311	725	81,899	51,870	142,805
	% of Total Office RSF	0.0%	0.0%	0.5%	0.3%	0.8%
	Annualized Cash Revenue 3/	$238	$21	$2,002	$1,304	$3,565
	% of Total Office Annl Cash Rev	0.1%	0.0%	0.6%	0.4%	1.0%

Other	RSF	6,166	619	0	1,289	8,074
	% of Total Office RSF	0.0%	0.0%	0.0%	0.0%	0.0%
	Annualized Cash Revenue 3/	$146	$11	$—	$37	$194
	% of Total Office Annl Cash Rev	0.0%	0.0%	0.0%	0.0%	0.1%

Total	RSF	344,970	535,301	412,530	501,809	1,794,610
	% of Total Office RSF	1.9%	3.0%	2.3%	2.8%	10.0%
	Annualized Cash Revenue 3/	$6,741	$10,642	$9,022	$10,009	$36,414
	% of Total Office Annl Cash Rev	1.9%	2.9%	2.5%	2.8%	10.1%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Includes 69,000 square feet of leases that are on a month to month basis or 0.3% of total annualized revenue.
3/	Annualized Cash Revenue is March, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	20	3/31/09

Industrial Lease Expirations by Market by Quarter

Dollars in thousands

		Three Months Ended				Total
		6/30/09 1/	9/30/09	12/31/09	3/31/10
Atlanta	RSF	64,591	108,939	40,617	62,000	276,147
	% of Total Industrial RSF	1.1%	1.9%	0.7%	1.1%	4.8%
	Annualized Cash Revenue 2/	$384	$953	$257	$335	$1,929
	% of Total Industrial Annl Cash Rev	1.3%	3.2%	0.9%	1.1%	6.5%

Piedmont Triad	RSF	595,170	5,544	32,885	303,480	937,079
	% of Total Industrial RSF	10.3%	0.1%	0.6%	5.2%	16.2%
	Annualized Cash Revenue 2/	$2,230	$52	$328	$1,280	$3,890
	% of Total Industrial Annl Cash Rev	7.4%	0.2%	1.1%	4.3%	12.9%

Total	RSF	659,761	114,483	73,502	365,480	1,213,226
	% of Total Industrial RSF	11.4%	2.0%	1.3%	6.3%	21.0%
	Annualized Cash Revenue 2/	$2,614	$1,005	$585	$1,615	$5,819
	% of Total Industrial Annl Cash Rev	8.7%	3.3%	1.9%	5.4%	19.4%

1/	Includes 155,000 square feet of leases that are on a month to month basis or 0.2% of total annualized revenue.
2/	Annualized Cash Revenue is March, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	21	3/31/09

Office Lease Expirations by Market by Year 1/

Dollars in thousands

			2009 2/	2010	2011	2012	Thereafter
Atlanta	RSF		263,150	109,250	285,694	346,775	1,229,100
	% of Total Office RSF		1.5%	0.6%	1.6%	1.9%	6.9%
	Annualized Cash Revenue	3/	$4,275	$2,153	$6,331	$7,624	$23,540
	% of Total Office Annl Cash Rev		1.2%	0.6%	1.8%	2.1%	6.5%

Greenville	RSF		54,440	57,236	104,244	242,769	383,058
	% of Total Office RSF		0.3%	0.3%	0.6%	1.4%	2.1%
	Annualized Cash Revenue	3/	$1,048	$994	$1,922	$4,150	$6,879
	% of Total Office Annl Cash Rev		0.3%	0.3%	0.5%	1.1%	1.9%

Kansas City	RSF		21,641	106,818	79,417	72,838	269,839
	% of Total Office RSF		0.1%	0.6%	0.4%	0.4%	1.5%
	Annualized Cash Revenue	3/	$554	$3,120	$2,064	$1,835	$7,191
	% of Total Office Annl Cash Rev		0.2%	0.9%	0.6%	0.5%	2.0%

Memphis	RSF		122,923	228,677	153,788	170,126	686,650
	% of Total Office RSF		0.7%	1.3%	0.9%	1.0%	3.8%
	Annualized Cash Revenue	3/	$2,465	$4,910	$3,308	$3,412	$13,122
	% of Total Office Annl Cash Rev		0.7%	1.4%	0.9%	0.9%	3.6%

Nashville	RSF		265,533	439,090	401,260	314,665	1,444,045
	% of Total Office RSF		1.5%	2.5%	2.2%	1.8%	8.1%
	Annualized Cash Revenue	3/	$5,953	$9,202	$8,507	$6,829	$31,338
	% of Total Office Annl Cash Rev		1.6%	2.5%	2.4%	1.9%	8.7%

Orlando	RSF		12,753	77,080	111,007	5,830	101,677
	% of Total Office RSF		0.1%	0.4%	0.6%	0.0%	0.6%
	Annualized Cash Revenue	3/	$337	$1,841	$2,488	$155	$2,577
	% of Total Office Annl Cash Rev		0.1%	0.5%	0.7%	0.0%	0.7%

Piedmont Triad	RSF		101,421	178,777	418,123	405,232	559,537
	% of Total Office RSF		0.6%	1.0%	2.3%	2.3%	3.1%
	Annualized Cash Revenue	3/	$1,606	$2,875	$6,186	$7,937	$7,725
	% of Total Office Annl Cash Rev		0.4%	0.8%	1.7%	2.2%	2.1%

Raleigh	RSF		232,970	343,866	561,106	412,060	2,037,974
	% of Total Office RSF		1.3%	1.9%	3.1%	2.3%	11.4%
	Annualized Cash Revenue	3/	$5,224	$6,321	$11,434	$8,172	$36,463
	% of Total Office Annl Cash Rev		1.4%	1.8%	3.2%	2.3%	10.1%

Richmond	RSF		120,250	245,722	404,052	267,865	995,696
	% of Total Office RSF		0.7%	1.4%	2.3%	1.5%	5.6%
	Annualized Cash Revenue	3/	$2,523	$4,892	$7,808	$5,147	$18,157
	% of Total Office Annl Cash Rev		0.7%	1.4%	2.2%	1.4%	5.0%

Tampa	RSF		90,935	209,061	118,120	261,224	1,679,582
	% of Total Office RSF		0.5%	1.2%	0.7%	1.5%	9.4%
	Annualized Cash Revenue	3/	$2,260	$5,361	$2,837	$7,704	$37,754
	% of Total Office Annl Cash Rev		0.6%	1.5%	0.8%	2.1%	10.5%

Other	RSF		6,785	1,289	1,580	0	74,535
	% of Total Office RSF		0.0%	0.0%	0.0%	0.0%	0.4%
	Annualized Cash Revenue	3/	$157	$37	$57	$34	$2,216
	% of Total Office Annl Cash Rev		0.0%	0.0%	0.0%	0.0%	0.6%

Total	RSF		1,292,801	1,996,866	2,638,391	2,499,384	9,461,693
	% of Total Office RSF		7.2%	11.2%	14.7%	14.0%	52.9%
	Annualized Cash Revenue	3/	$26,402	$41,706	$52,942	$52,999	$186,962
	% of Total Office Annl Cash Rev		7.3%	11.6%	14.7%	14.7%	51.8%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Includes 69,000 square feet of leases that are on a month to month basis or 0.3% of total annualized revenue.
3/	Annualized Cash Revenue is March, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	22	3/31/09

Industrial Lease Expirations by Market by Year

Dollars in thousands

			2009 1/	2010	2011	2012	Thereafter
Atlanta	RSF		214,147	318,195	575,416	311,970	1,548,990
	% of Total Industrial RSF		3.7%	5.5%	9.9%	5.4%	26.8%
	Annualized Cash Revenue	2/	$1,594	$1,937	$3,198	$1,574	$8,515
	% of Total Industrial Annl Cash Rev		5.3%	6.4%	10.6%	5.2%	28.3%

Piedmont Triad	RSF		633,599	494,743	367,403	161,699	1,157,803
	% of Total Industrial RSF		11.0%	8.6%	6.4%	2.8%	20.0%
	Annualized Cash Revenue	2/	$2,609	$2,433	$2,209	$958	$5,077
	% of Total Industrial Annl Cash Rev		8.7%	8.1%	7.3%	3.2%	16.9%

Total	RSF		847,746	812,938	942,819	473,669	2,706,793
	% of Total Industrial RSF		14.7%	14.1%	16.3%	8.2%	46.8%
	Annualized Cash Revenue	2/	$4,203	$4,370	$5,407	$2,532	$13,592
	% of Total Industrial Annl Cash Rev		14.0%	14.5%	18.0%	8.4%	45.2%

1/	Includes 155,000 square feet of leases that are on a month to month basis or 0.2% of total annualized revenue.
2/	Annualized Cash Revenue is March, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	23	3/31/09

Customer Diversification 1/

March 31, 2009

Dollars in thousands

Top 20 Customers

Customer	RSF	Annualized Cash Revenue 2/	Percent of Annualized Cash Revenue 2/	Average Remaining Lease Term in Years

Federal Government	1,612,112	$31,957	7.37%	8.0
AT&T 3/	785,036	14,327	3.26%	4.9
Price Waterhouse Coopers	400,178	11,505	2.65%	3.5
State of Georgia 4/	367,986	7,880	1.82%	1.6
Healthways	290,689	7,479	1.72%	13.2
Metropolitan Life Insurance	296,595	5,926	1.37%	8.9
T-Mobile USA	207,517	5,449	1.26%	5.1
Lockton Companies	160,561	4,423	1.02%	5.9
BB&T	258,363	4,273	0.98%	3.9
Syniverse Technologies	198,750	4,003	0.92%	7.6
Fluor Enterprises	209,474	3,747	0.86%	2.9
RBC Bank	164,271	3,673	0.85%	19.4
SCI Services 5/	162,784	3,658	0.84%	8.3
HCA Corporation	160,945	3,515	0.81%	4.5
Wells Fargo/Wachovia 6/	129,389	3,110	0.72%	1.9
Vanderbilt University	144,161	3,003	0.69%	6.5
Jacobs Engineering Group	181,794	2,931	0.68%	6.5
Lifepoint Corporate Services	139,625	2,916	0.67%	2.3
Icon Clinical Research	110,909	2,634	0.61%	4.5
Talecris Biotherapeutics	122,870	2,407	0.55%	3.3

	6,104,009	$128,816	29.65%	6.4

By Industry

Category	Percent of Annualized Cash Revenue 2/
Professional, Scientific, and Technical Services	20.5%
Government/Public Administration	9.8%
Finance/Banking	9.7%
Insurance	8.8%
Retail Trade	7.2%
Health Care and Social Assistance	6.9%
Manufacturing	6.6%
Wholesale Trade	6.4%
Telecommunication	5.7%
Real Estate Rental and Leasing	3.7%
Information	3.1%
Accommodation and Food Services	2.8%
Administrative and Support Services	2.8%
Other Services (except Public Administration)	2.2%
Transportation and Warehousing	2.1%
Educational Services	1.7%

	100.0%

1/	Excludes properties recorded on our Balance Sheet that relate to 50% or less owned joint ventures properties that are consolidated under GAAP.
2/	Annualized Cash Revenue is March, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
3/	Annualized Cash Revenue reflects addback of rent concessions related to renewals commencing this quarter.
4/	Includes 123,000 square feet of annually renewable leases.
5/	SCI Services (Saxon Capital, Inc.) is a wholly owned subsidiary of Morgan Stanley.
6/	Wells Fargo acquired Wachovia effective December 31, 2008.

Highwoods Properties, Inc.	24	3/31/09

Same Property Performance

Dollars and Square Feet in thousands

	Three months ended March 31,		Percentage Change
	2009	2008
Rental revenues 1/	$101,952	$102,706	-0.7%
Operating expenses	(36,496)	(34,171)	-6.8%

	65,456	68,535	-4.5%
Straight line rent	647	2,015	-67.9%

	66,103	70,550	-6.3%
Lease termination fees	1,035	1,901	-45.6%

Net operating income	$67,138	$72,451	-7.3%

Average occupancy	88.6%	90.8%	-2.4%

Rentable square feet	25,881	25,881

	First Quarter: 2009 vs 2008
Market	NOI 2/ Percentage Change	Occupancy Percentage Change
Atlanta	-7.1%	-0.2%
Greenville	11.7%	9.4%
Kansas City	-12.7%	0.7%
Memphis	-6.1%	-2.1%
Nashville	-0.4%	-1.4%
Orlando	4.8%	2.7%
Piedmont Triad	-12.4%	-7.1%
Raleigh	-8.1%	-4.9%
Richmond	-5.4%	-2.2%
Tampa	-3.4%	-4.8%

	-6.3%	-2.4%

1/	Excludes straight line rents and lease termination fees.
2/	Includes straight line rents and excludes lease termination fees.

Highwoods Properties, Inc.	25	3/31/09

Disposition Activity

Dollars in thousands

Name	Market	Type 1/	Date Sold	Square Footage	Occupancy	Gross Sales Price
First quarter 2009:
Somerset	Kansas City	I	01/16/09	4,000	46.5%	$200

First quarter totals				4,000	46.5%	$200

2009 totals				4,000	46.5%	$200

1/	The letter “I” represents Industrial.

Highwoods Properties, Inc.	26	3/31/09

Development Activity

Dollars in thousands

Property In - Process	Market	Type	Rentable Square Feet	Anticipated Total Investment	Investment @ 03/31/09			Pre Leased %	Estimated Completion Date	Estimated Stabilization Date
Office:
FAA	Atlanta	O	100,000	$18,071		$17,224		100%	2Q 09	2Q 09
Jackson FBI	Jackson, MS	O	110,000	34,900		26,290		100%	2Q 09	2Q 09
Triad Centre III	Memphis	O	148,000	29,187		18,679		17%	3Q 09	2Q 11

Total or Weighted Average			358,000	$82,158		$62,193		66%

					$	Weighted	%	71%

Completed Not Stabilized 1/
Office:
Cool Springs IV	Nashville	O	153,000	$27,597		$21,413		8%	3Q 08	1Q 10
Centregreen V	Raleigh	O	98,000	15,662		14,133		75%	1Q 08	3Q 09
Glenlake VI	Raleigh	O	122,000	24,448		22,996		57%	1Q 08	3Q 09
RBC Plaza 2/	Raleigh	O	292,000	76,056		69,823		93%	3Q 08	4Q 09

Total or Weighted Average			665,000	$143,763		$128,365		64%

					$	Weighted	%	69%

Industrial:
River Point IV	Atlanta	I	200,000	$12,414		$11,142		50%	1Q 09	2Q 10

			200,000	$12,414		$11,142		50%

					$	Weighted	%	50%

Completed Not Stabilized Total or Weighted Average			865,000	$156,177		$139,507		61%

					$	Weighted	%	67%

Grand Total or Weighted Average			1,223,000	$238,335		$201,700		62%

					$	Weighted	%	68%

For Sale Residential Condominiums
				Units For Sale	Units Sold			PTD Gross Sale Proceeds	PTD Gain 4/
RBC Plaza Condominiums 3/	Raleigh			66		73		$30,529	$4,851

1/	“Completed Not Stabilized” properties are recorded in the Consolidated Balance Sheet in the Land and Building accounts, not Development-in-Process.
2/	Includes ancillary retail space on the ground level of approximately 11,000 square feet.
3/	In January 2007 the Company executed a Joint Venture agreement for this development. The Company has a majority interest and consolidates this Joint Venture.
4/	Gain includes any forfeited deposits and is net of partner’s interest; in 1Q09 net gain was $550

Highwoods Properties, Inc.	27	3/31/09

Development Land

March 31, 2009

Dollars in thousands

Market	Usable Acres	Total Estimated Market Value
Atlanta	233	$33,329
Raleigh	190	43,577
Greensboro	47	10,155
Richmond	33	8,296
Tampa	20	15,423
Nashville	16	8,106
Orlando	15	16,409
Memphis	15	3,496
Baltimore	7	1,800
Winston-Salem	3	1,500
Kansas City	1	2,100

Total 1/ 2/ 3/	580	$144,191

1/	Includes 75 acres currently classified as Development in Process on our consolidated balance sheet.
2/	Developable square footage on core land holdings, which constitute 490 of the total 580 acres, is approximately 5.2 million of office space and 2.5 million of industrial space.
3/	Includes 4.4 acres ($1.4 million based on expected gross proceeds) included in property held for sale at March 31, 2009.

Highwoods Properties, Inc.	28	3/31/09

Acquisition Activity

Dollars in thousands

Name	Market	Type	Date Acquired	Square Footage	Total Cost
First quarter 2009:
None

Highwoods Properties, Inc.	29	3/31/09

Unconsolidated Joint Ventures Assets, Debt and Liabilities

March 31, 2009

Dollars in thousands

			Venture’s Books
Joint Venture	Type 1/	Own %	Total Assets	Debt	Total Liabilities
Board of Trade Investment Co.	O	49.00%	$7,220	$—	$223
Dallas County Partners I, LP	O/ I	50.00%	29,652	48,092	50,701
Dallas County Partners II, LP	O	50.00%	13,386	14,282	15,480
Dallas County Partners III, LP	O	50.00%	116	—	29
Fountain Three	O/ I / R	50.00%	24,813	32,147	34,362
RRHWoods, LLC	O/ M	50.00%	84,548	80,615	84,294
Kessinger/Hunter, LLC	—	26.50%	7,375	—	917
4600 Madison Associates, LP	O	12.50%	17,502	12,381	12,840
Highwoods DLF 98/29, LP	O	22.81%	145,692	74,458	79,487
Highwoods DLF 97/26 DLF 99/32, LP	O	42.93%	97,143	54,593	57,549
Concourse Center Associates, LLC	O	50.00%	13,297	8,618	8,759
Plaza Colonnade, LLC	O/R	50.00%	71,297	65,024	66,667
Highwoods KC Glenridge Office, LP	O	40.00%	24,082	16,301	17,101
Highwoods KC Glenridge Land, LP	O	40.00%	780	—	109
Highwoods KC Orlando, LLC	O	40.00%	200,763	138,784	146,601
Highwoods DLF Forum, LLC	O	25.00%	117,076	67,500	70,329

Total			$854,742	$612,795	$645,448

			Highwoods’ Share of Joint Venture
Joint Venture	Type 1/	Own %	Total Assets	Debt	Total Liabilities
Board of Trade Investment Co.	O	49.00%	$3,538	$—	$109
Dallas County Partners I, LP	O/ I	50.00%	14,826	24,046	25,351
Dallas County Partners II, LP	O	50.00%	6,693	7,141	7,740
Dallas County Partners III, LP	O	50.00%	58	—	15
Fountain Three	O/ I / R	50.00%	12,407	16,074	17,181
RRHWoods, LLC	O/ M	50.00%	42,274	40,308	42,147
Kessinger/Hunter, LLC	—	26.50%	1,954	—	243
4600 Madison Associates, LP	O	12.50%	2,188	1,548	1,605
Highwoods DLF 98/29, LP	O	22.81%	33,232	16,984	18,131
Highwoods DLF 97/26 DLF 99/32, LP	O	42.93%	41,703	23,438	24,706
Concourse Center Associates, LLC	O	50.00%	6,649	4,309	4,380
Plaza Colonnade, LLC	O/R	50.00%	35,649	32,512	33,334
Highwoods KC Glenridge Office, LP	O	40.00%	9,633	6,520	6,840
Highwoods KC Glenridge Land, LP	O	40.00%	312	—	44
Highwoods KC Orlando, LLC	O	40.00%	80,305	55,514	58,640
Highwoods DLF Forum, LLC	O	25.00%	29,264	16,872	17,579

Total 2/			$320,685	$245,266	$258,045

1/	The letters “O”, “I”, “R”, and “M” represent Office, Industrial, Retail, and Multi-Family, respectively.
2/	Highwoods’ share of equity from these tables will not equal Investments in Unconsolidated Affiliates on the Consolidated Balance Sheet due to various purchase accounting and related adjustments as well as negative investment balances reclassed to Liabilities, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Highwoods Properties, Inc.	30	3/31/09

Unconsolidated Joint Ventures Income

For the Three Months Ended March 31, 2009

Dollars in thousands

		Venture’s Books
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Net Income/ (Loss)
Board of Trade Investment Co.	49.00%	$571	$357	$—	$133	$81
Dallas County Partners I, LP	50.00%	2,433	1,644	760	440	(411)
Dallas County Partners II, LP	50.00%	1,588	757	372	216	243
Dallas County Partners III, LP	50.00%	56	57	—	—	(1)
Fountain Three	50.00%	1,948	1,043	522	335	48
RRHWoods, LLC	50.00%	4,395	2,603	804	1,052	(64)
Kessinger/Hunter, LLC	26.50%	2,513	2,684	—	148	(319)
4600 Madison Associates, LP	12.50%	1,376	540	213	418	205
Highwoods DLF 98/29, LP	22.81%	4,694	1,559	1,229	1,205	701
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	3,701	1,447	1,057	1,008	189
Concourse Center Associates, LLC	50.00%	490	140	157	76	117
Plaza Colonnade, LLC	50.00%	2,713	932	950	558	273
Highwoods KC Glenridge Office, LP	40.00%	708	394	204	174	(64)
Highwoods KC Glenridge Land, LP	40.00%	—	1	—	—	(1)
Highwoods KC Orlando, LLC	40.00%	8,188	3,296	1,829	1,866	1,197
Highwoods DLF Forum, LLC	25.00%	3,486	1,186	878	1,354	68

Total		$38,860	$18,640	$8,975	$8,983	$2,262

		Highwoods’ Share of Joint Venture
Joint Venture	Own %	Revenue	Operating Exp	Interest	Depr/Amort	Net Income/ (Loss)
Board of Trade Investment Co.	49.00%	$280	$175	$—	$65	$40
Dallas County Partners I, LP	50.00%	1,217	822	380	220	(205)
Dallas County Partners II, LP	50.00%	794	379	186	108	121
Dallas County Partners III, LP	50.00%	28	29	—	—	(1)
Fountain Three	50.00%	974	522	261	168	23
RRHWoods, LLC	50.00%	2,198	1,302	402	526	(32)
Kessinger/Hunter, LLC	26.50%	666	711	—	39	(84)
4600 Madison Associates, LP	12.50%	172	68	27	52	25
Highwoods DLF 98/29, LP	22.81%	1,071	356	280	275	160
Highwoods DLF 97/26 DLF 99/32, LP	42.93%	1,589	621	454	433	81
Concourse Center Associates, LLC	50.00%	245	70	79	38	58
Plaza Colonnade, LLC	50.00%	1,357	466	475	279	137
Highwoods KC Glenridge Office, LP	40.00%	283	158	82	70	(27)
Highwoods KC Glenridge Land, LP	40.00%	—	—	—	—	—
Highwoods KC Orlando, LLC	40.00%	3,275	1,318	732	746	479
Highwoods DLF Forum, LLC	25.00%	872	297	220	339	16

Total 1/ 2/		$15,021	$7,294	$3,578	$3,358	$791

1/	Highwoods’ share of Depreciation and Amortization from these tables will not equal Depreciation and Amortization of Real Estate Assets for Unconsolidated Affiliates on the Statement of Funds from Operations due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.
2/	Highwoods’ share of Net Income from these tables will not equal Equity in Earnings of Unconsolidated Affiliates on the Consolidated Income Statement due to various purchase accounting and related adjustments, which are not reflected in the Joint Ventures’ stand-alone financial statements.

Highwoods Properties, Inc.	31	3/31/09

Joint Ventures Long-Term Debt Detail 1/

Dollars in thousands

Joint Venture	Own %	Lender	Interest Rate	Maturity Date	Loan Balance 3/31/09
Dallas County Partners I, LP	50.0%	Massachusetts Mutual Life Ins. Co.	6.19%	Aug-18	$41,036
Dallas County Partners I, LP	50.0%	Regions	6.30%	Jun-14	3,389
Dallas County Partners I, LP	50.0%	Thrivent	8.45%	Aug-10	1,535
Dallas County Partners I, LP	50.0%	Bankers Trust	8.00%	Jul-11	1,129
Dallas County Partners I, LP	50.0%	Sun Life	5.92%	Feb-16	1,003

			6.31%		48,092

Dallas County Partners II, LP	50.0%	Principal Life Insurance Company	10.19%	Jun-13	14,282
					14,282
Fountain Three	50.0%	Massachusetts Mutual Life Ins. Co.	6.19%	Aug-18	16,380
Fountain Three	50.0%	Thrivent	7.00%	Sep-12	5,095
Fountain Three	50.0%	Thrivent	6.01%	Sep-17	3,624
Fountain Three	50.0%	Thrivent	6.01%	Sep-17	3,624
Fountain Three	50.0%	Lehman Brothers	8.02%	Aug-09	3,424

			6.47%		32,147

RRHWoods, LLC	50.0%	Bank of America	6.80%	Sep-12	25,972
RRHWoods, LLC	50.0%	Industrial Revenue Bonds /2	0.53%	Nov-15	23,000
RRHWoods, LLC	50.0%	Massachusetts Mutual Life Ins. Co.	5.85%	Mar-16	8,309
RRHWoods, LLC	50.0%	Industrial Revenue Bonds /2	0.45%	Sep-15	6,000
RRHWoods, LLC	50.0%	Industrial Revenue Bonds /2	0.60%	Nov-15	5,500
RRHWoods, LLC	50.0%	Massachusetts Mutual Life Ins. Co.	6.19%	Aug-18	4,532
RRHWoods, LLC	50.0%	UNUM Life Insurance Company	5.67%	Mar-17	3,913
RRHWoods, LLC	50.0%	Regions	6.30%	Jun-14	3,389

			3.91%		80,615

Plaza Colonnade, LLC	50.0%	Met Life	5.72%	Jan-17	47,819
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	5.90%	Mar-24	12,345
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	6.00%	Mar-16	4,350
Plaza Colonnade, LLC	50.0%	Tax Incremental Financing	5.38%	Mar-10	510

			5.77%		65,024

Highwoods KC Orlando, LLC	40.0%	Met Life	5.21%	Jul-14	138,784
Highwoods DLF Forum, LLC	25.0%	Jackson National Life Insurance Company	5.13%	Nov-13	67,500
Highwoods DLF 97/26 DLF 99/32, LP	42.9%	Massachusetts Mutual Life Ins. Co.	7.66%	May-12	54,593
Highwoods DLF 98/29, LP	22.8%	USG Annuity & Life Company	6.78%	Apr-11	46,808
Highwoods DLF 98/29, LP	22.8%	Goldman Sachs	6.11%	Jul-17	27,650
Highwoods KC Glenridge Office	40.0%	Wachovia	4.84%	May-14	16,301
4600 Madison Associates, LLC	12.5%	State Farm	6.85%	Apr-18	12,381
Concourse Center Associates, LLC	50.0%	Lincoln National Life Insurance Co.	6.95%	Jul-10	8,618

			5.90%		372,635

			5.78%		$612,795

Highwoods’ share of the above					$245,266

1/	Excludes loans related to two “consolidated” joint ventures.
2/	Floating rate loan based on market rates.

Highwoods Properties, Inc.	32	3/31/09

Joint Ventures Portfolio Summary

As of March 31, 2009

Summary by Location:

			Percentage of Annualized Cash Revenue Highwoods’ Share Only 1/
Market	Rentable Square Feet	Occupancy	Office	Industrial	Retail	Multi-Family	Total
Des Moines 2/	2,505,000	87.1%	26.5%	4.2%	0.7%	3.2%	34.6%
Orlando	1,852,000	87.4%	28.6%	—	—	—	28.6%
Atlanta	835,000	78.0%	11.1%	—	—	—	11.1%
Kansas City	719,000	86.6%	8.3%	—	—	—	8.3%
Raleigh	814,000	91.0%	7.2%	—	—	—	7.2%
Richmond	413,000	100.0%	5.0%	—	—	—	5.0%
Tampa	205,000	94.2%	2.1%	—	—	—	2.1%
Piedmont Triad	364,000	43.0%	1.9%	—	—	—	1.9%
Charlotte	148,000	100.0%	0.7%	—	—	—	0.7%
Other	110,000	100.0%	0.5%	—	—	—	0.5%

Total 3/	7,965,000	85.8%	91.9%	4.2%	0.7%	3.2%	100.0%

1/	Annualized Cash Revenue is March, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.
2/	Excludes 418 apartment units and related occupancy percentage of 92.3%.
3/	Includes 618,000 square feet of properties in joint ventures that are consolidated.

Highwoods Properties, Inc.	33	3/31/09

Joint Ventures Lease Expirations

March 31, 2009

Dollars in thousands

Year	Rentable Square Feet Expiring 1/	Percent of Rentable Square Feet 1/	Annualized Cash Revenue 2/	Average Rental Rate	Percent of Annualized Cash Revenue 2/
Total
2009	326,979	4.8%	$7,114	$21.76	5.0%
2010	900,895	13.2%	17,765	19.72	12.6%
2011	1,097,783	16.1%	22,921	20.88	16.2%
2012	545,321	8.0%	12,485	22.89	8.8%
2013	1,325,920	19.4%	27,063	20.41	19.1%
2014	856,650	12.6%	19,950	23.29	14.1%
2015	718,130	10.5%	13,702	19.08	9.7%
2016	59,902	0.9%	1,088	18.16	0.8%
2017	549,422	8.1%	12,609	22.95	8.9%
2018	78,634	1.2%	1,789	22.75	1.3%
2019 and thereafter	351,157	5.2%	4,959	14.12	3.5%

	6,810,793	100.0%	$141,445	$20.77	100.0%

1/	Includes square feet expiring in properties in joint ventures that are consolidated.
2/	Annualized Cash Revenue is March, 2009 cash rental revenue (base rent plus operating expense pass through revenue excluding straight-line rental income) multiplied by 12.

Highwoods Properties, Inc.	34	3/31/09

Joint Venture Acquisition and Disposition Activity

Dollars in thousands

Acquisitions

Name	Market	Type	Date Acquired	Square Footage	Total Cost
First quarter 2009:
None

Dispositions

Name	Market	Type	Date Sold	Square Footage	Occupancy	Gross Sales Price
First quarter 2009:
None

Highwoods Properties, Inc.	35	3/31/09